UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2025

The Hackett Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	333-48123	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HCKT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2025, The Hackett Group, Inc. (the “Company”) issued a press release setting forth its consolidated financial results for the Third fiscal quarter ended September 26, 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

The information contained in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

The press release referred to above also announced that the Company’s Board of Directors approved an additional $40 million to its share repurchase plan authorization and the Company plans to launch a modified “Dutch auction” tender offer on November 5, 2025 to purchase up to $40 million in value of its common stock, at a price ranging from $18.30 to $21.00.

Additional Information Regarding the Tender Offer

The tender offer described above has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms described or at all. On the commencement date of the tender offer, the Company will file a tender offer statement on Schedule TO, including an offer to purchase, letter of transmittal and other tender offer materials, with the SEC. The tender offer will only be made pursuant to the offer to purchase, the related letter of transmittal and the other tender offer materials filed as part of the Schedule TO. When available, shareholders should read carefully the offer to purchase, the related letter of transmittal and other tender offer materials because they will contain important information, including the terms and conditions of the tender offer. Once the tender offer commences, shareholders will be able to obtain a free copy of the tender offer statement on Schedule TO, the offer to purchase, letter of transmittal and other documents that the Company will be filing with the SEC at the SEC’s website at www.sec.gov or from the Company’s information agent for the tender offer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of The Hackett Group, Inc., dated November 4, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HACKETT GROUP, INC.

Date: November 4, 2025	By:	/s/ Robert A. Ramirez
Robert A. Ramirez
Executive Vice President, Finance and Chief Financial Officer